U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 6, 2004


                           NEOMEDIA TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


DELAWARE                            0-21743                     36-3680347
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(State or Other             (Commission File Number)          (IRS Employer
Jurisdiction                                                Identification No.)
Incorporation)


      2201 SECOND STREET, SUITE 402, FORT MYERS, FLORIDA            33901
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          (Address of Principal Executive Offices)                (Zip Code)


                   (239) - 337-3434
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(Registrant's Telephone Number, including Area Code)


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ITEM 5.   OTHER EVENTS.

         On November 8, 2003, NeoMedia Technologies, Inc. ("NeoMedia") signed a non-binding letter of intent to acquire and merge with CSI International, Inc. ("CSI"), of Calgary, Alberta, Canada, a private technology products company in the micro paint repair industry. On February 6, 2004, NeoMedia and SST signed a definitive merger document (see Exhibit 3.1). NeoMedia paid $2,500,000 cash, plus 7,000,000 shares of NeoMedia common stock in exchange for all of the outstanding shares of CSI. The two companies will centralize administrative and management functions at NeoMedia's headquarters in Fort Myers, Florida. Sales and operations will be based out of Calgary.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NeoMedia Technologies, Inc.
                                       ---------------------------
                                                (Registrant)


Date: February 6, 2004                 By: /s/ Charles T. Jensen
                                           -------------------------------------
                                       Charles T. Jensen, President, Chief
                                       Operating Officer, Acting Chief Executive
                                       Officer and Director


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


                                  EXHIBIT INDEX


       Exhibit
       Document
       --------

         03.1 Merger Agreement between NeoMedia Technologies, Inc., and CSI International, Inc., dated February 4, 2004

         03.2     Press release dated February 4, 2004


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